UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                870B Central Avenue, Hammonton, New Jersey 08037
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (609)-567-7800

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry into a Material Definitive Agreement.

     On November 22, 2004, we entered into a Purchase Agreement (the "Purchase Agreement") pursuant to which we sold and issued 1,125,000 shares of Common Stock, no par value (the "Common Shares"), and common stock purchase warrants (the "Warrants") to purchase 562,500 shares of our Common Stock (the "Warrant Shares") to certain purchasers who are a party to the Purchase Agreement (the "Purchasers") for an aggregate purchase price of $900,000. Thereafter, on November 23, 2004, we entered into Joinders to the Purchase Agreement pursuant to which we sold and issued an additional 515,000 shares of common stock and Warrants to purchase an additional 257,500 Warrant Shares to certain purchasers who are a party to the Joinders to the Purchase Agreement for an aggregate purchase price of $412,000. The securities were sold to accredited investors in reliance upon the exemption afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Common Shares were priced at $.80. The Purchase Agreement is attached hereto as Exhibit 4.1 and the Joinder to the Purchase Agreement is attached hereto as Exhibit 4.2

     The Warrants are exercisable from November 22, 2004 until November 22, 2009 for up to 562,500 shares of common stock and from November 23, 2004 until November 23, 2009 for up to 257,500 shares of common stock, each at an exercise price of $1.25 per share, subject to adjustment upon the occurrence of specific events, including stock dividends, stock splits, combinations or reclassifications of our common stock or distributions of cash or other assets. In addition, the Warrants contain provisions protecting against dilution resulting from the sale of additional shares of our common stock for less than the exercise price of the Warrants, or the market price of the common stock, on the date of such issuance or sale (the "Anti-Dilution Shares"). The Warrants do not entitle the holders to any voting or other rights as a stockholder until such Warrants are exercised and common stock is issued. Under the terms of the offering, in no event shall the Purchasers become the beneficial owner of more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to such issuance.The Purchasers may waive the 9.99 % limitation by 61 days written notice to the Company. The rights of the holder of the Warrants are more fully set forth in the form of Warrant attached hereto as Exhibit 4.3.

     In addition, we entered into a Registration Rights Agreement on November 22, 2004 and a Joinder to the Registration Rights Agreement on November 23, 2004 with the Purchasers and the Placement Agent (as defined below) pursuant to which we are obligated to file a registration statement on Form SB-2 (or if Form SB-2 is not then available to us, on such form of registration statement that is available to effect the registration of the Common Shares) within 45 days after the closing date. We must register at least the number of shares of our Common Stock equal to the Common Shares plus the number of shares necessary to permit the exercise in full of the Warrants. If we do not file the registration statements with the SEC within 45 days after the closing date, we are required to make pro rata payments to the Purchasers, as liquidated damages and not as a penalty, in an amount equal to 2.0% of the aggregate amount invested by each Purchaser for each 30 day period or pro rata for any portion thereof following the date by which such registration statement should have been filed.

     We are also obligated to file a one or more registration statements on Form SB-2 or amend the registration statement previously filed, as described in the preceding paragraph, if such registration statement has not previously been declared effective covering the Anti-Dilution Shares within 10 days following written demand by any Purchaser following the issuance of Anti-Dilution Shares. If a registration statement covering the Anti-Dilution Shares is required to be filed and is not filed with the SEC within 10 days of the request of any Purchaser, we will make pro rata payments to each Purchaser in an amount equal to 2.0% of the aggregate amount invested by such Purchaser for each 30-day period or pro rata for any portion thereof following the date by which such registration statement should have been filed for which no registration statement is filed with respect to the Anti-Dilution Shares. The registration rights of the Purchasers are more fully set forth in the Registration Rights Agreement attached hereto as Exhibit 4.4 and the Joinder to the Registration Rights Agreement attached hereto as Exhibit 4.5.

     If a registration statement covering the Common Shares is not declared effective by the SEC within 90 days after the closing date or if a registration statement covering Anti-Dilution Shares is not declared effective by the SEC within 90 days following the time such registration statement was required to be filed, then the Company will make pro rata payments to each Purchaser, as liquidated damages and not as a penalty, in an amount equal to 2,0% of the aggregate amount invested by such Purchaser for each 30-day period or pro rata for any portion thereof following the date by which such registration statement should have been effective.


                                       2
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     First Montauk Securities Corp. (the "Selling Agent") acted as selling agent in connection with the offering. We issued a total of 176,500 Warrants on November 22 & 23, 2004 to the Selling Agent and the Selling Agent received gross fees of $174,560, as consideration for services performed in connection with the issuance of the Common Shares and Warrants to the Purchasers pursuant to the Purchase Agreement. The Selling Agent has no obligation to buy any Common Shares from us. In addition, we have agreed to indemnify the Selling Agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

     On November 29, 2004, we issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit
Number                                   Description
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4.1  Purchase Agreement, dated November 22, 2004, by and among Airtrax, Inc. and
     Excalibur Limited Partnership, Stonestreet Limited Partnership and Whalehaven Capital Fund.
4.2 Joinder to the Purchase Agreement, dated November 23, 2004, by and among Airtrax, Inc. and Excalibur Limited Partnership, Stonestreet Limited Partnership and Linda Hechter.
4.3 Form of Common Stock Purchase Warrant issued to Excalibur Limited Partnership, Stonestreet Limited Partnership, Whalehaven Capital Fund,
     Linda Hechter and First Montauk Securities Corp.
4.4 Registration Rights Agreement, dated November 22, 2004, by and among Airtrax, Inc. and Excalibur Limited Partnership, Stonestreet Limited Partnership, Whalehaven Capital Fund and First Montauk Securities Corp.
4.5 Joinder to the Registration Rights Agreement, dated November 23, 2004, by and among Airtrax, Inc. and Excalibur Limited Partnership, Stonestreet Limited Partnership, Linda Hechter and First Montauk Securities Corp.
99.1 Press Release of Airtrax, Inc., dated November 29, 2004, announcing the sale of securities pursuant to the Purchase Agreement.

                                       3
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Airtrax, Inc.


Date: November 29, 2004                             /s/ Peter Amico
                                                    ---------------
                                                        Peter Amico
                                                        Chief Executive Officer